GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares, as applicable, of the

Goldman Sachs Small Cap Value Fund

Goldman Sachs Small/Mid Cap Value Fund

(the “Funds”)

Supplement dated September 7, 2023 to the

Prospectuses, Summary Prospectuses and the Statement of Additional Information (the “SAI”),

each dated December 29, 2022, as supplemented to date

Effective on or about December 29, 2023 (the “Effective Date”), Sally Pope Davis will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, Sean Greely will begin serving as a portfolio manager for the Funds. Robert Crystal will continue to serve as a portfolio manager for the Funds.

Accordingly, on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Ms. Davis in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

Additionally, effective immediately, the Funds’ disclosures are modified as follows:

The following replaces in their entirety the “Portfolio Managers” subsections under the “Goldman Sachs Small Cap Value Fund—Summary—Portfolio Management” and “Goldman Sachs Small/Mid Cap Value Fund—Summary—Portfolio Management” sections of the Funds’ Prospectuses, as well as under the “Portfolio Management” sections of each Fund’s Summary Prospectuses:

Portfolio Managers: Robert Crystal, Managing Director, has managed the Fund since 2006; Sally Pope Davis, Managing Director, has managed the Fund since 2006; and Sean Greely, CFA, Vice President, has managed the Fund since 2023.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Sean Greely, CFA Vice President	Portfolio Manager— Small Cap Value Small/Mid Cap Value	Since 2023	Mr. Greely joined the Investment Adviser in 2023 as a portfolio manager on the US Small Cap Value Team. Before joining the Investment Adviser, Sean was a portfolio manager at Bernzott Capital Advisors. Before that, he was a portfolio manager at Monarch Partners Asset Management.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQVALSTK 09-23